MERRILL LYNCH
MUNICIPAL
STRATEGY
FUND, INC.













FUND LOGO












Quarterly Report

January 31, 1997




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Officers and Directors
Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863





This report, including the financial information herein, is transmitted to the shareholders of Merrill Lynch Municipal Strategy Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Municipal
Strategy Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper





MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.




The Benefits and
Risks of
Leveraging

Merrill Lynch Municipal Strategy Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.
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In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.





DEAR SHAREHOLDER



For the three months ended January 31, 1997, the Common Stock of Merrill Lynch Municipal Strategy Fund, Inc. earned $0.151 per share income dividends. This represents a net annualized yield of 5.74%, based on a month-end per share net asset value of $10.21. Over the same period, the total investment return on the Fund's Common Stock was +1.88%, based on a change in per share net asset value from $10.17 to $10.21, and assuming reinvestment of $0.158 per share income dividends.

For the three-month period ended January 31, 1997, the Fund's
Auction Market Preferred Stock had an average yield of 3.45%.

The Municipal Market Environment
Long-term fixed-income bond yields generally rose during the three months ended January 31, 1997. Initially, US Treasury bond yields fell approximately 20 basis points (0.20%) to 6.45% by late November as low employment growth and continued low inflation combined to support lower bond yields. Concurrently, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined almost 15 points to approximately 5.80%. However, signs of increased economic activity and renewed inflation fears pushed bond yields up for the remainder of the period. By the end of January, US Treasury bond yields rose over 35 basis points to end the period at approximately 6.80%. Similarly, long-term municipal revenue bond yields rose approximately 20 basis points from their lows in late November to approximately 6.00%. During the three months ended January 31, 1997, US Treasury bond yields rose approximately 15 basis points, while tax-exempt bond yields rose only 8 basis points.

The tax-exempt bond market performed well over the three months ended January 31, 1997 largely as a result of continued strong supply position. Approximately $50 billion in new municipal bonds was issued during the three-month period ended January 31, 1997, representing a decline of over 5% compared to the same period in 1996. This declining trend in bond issuance was even more apparent recently. Slightly more than $10 billion in long-term bonds was issued during January 1997, a decrease of over 15% compared to January 1996 issuance.

However, a number of other factors prevented the municipal bond market from enjoying even stronger performance. The historic strength of the US equity market has attracted significant investor interest. Additionally, as tax-exempt bond yields declined again below 6%, some investors temporarily lost interest in the municipal bond market. If interest rates continue to decline, as they did at the end of 1994 and throughout 1995, investors, in general, will quickly adjust to the new levels. The tax advantages generated by municipal bonds quickly outweigh low nominal yields and investor demand increases.

The Presidential and Congressional elections this past November resurrected some investor concerns regarding continued Federal deficit reduction and potential legislative restrictions upon the municipal bond market. This situation was similar to that at the beginning of 1996 when tax-exempt bond yields were negatively impacted by fears that legislation reducing the tax advantage of municipal bonds would be introduced to aid further deficit reductions.

However, the US Treasury bond market's recent relatively strong performance resulted in tax-exempt products becoming a particularly attractive investment alternative. At current levels, long-term tax-exempt revenue bonds yield over 88% of comparable US Treasury bond yields. Current levels make tax-advantaged products more attractive than they were in mid-year when yield ratios declined to approximately 85%. For example, to an investor in the 36% Federal income tax bracket, a current tax-exempt bond yield of 6% represents a taxable equivalent yield of approximately 9.37%.

Looking forward, the supply of new bond issuance for 1997 is expected to be very similar to that of 1996, with most annual estimates falling in the $170 billion--$175 billion range. Investor demand is also expected to regain its former strength, with 1997 total municipal redemptions (refundings, maturities and coupon payments) in the $175 billion--$185 billion range. This overall balance suggests that the positive technical backdrop the municipal bond market enjoyed in 1996 could continue in 1997. However, it is likely that seasonal factors may temporarily distort this overall balanced technical scenario. During periods of reduced bond issuance, the ease and ability to purchase tax-advantaged products at their current attractive levels may be greatly restricted.

Portfolio Strategy
During the three months ended January 31, 1997, Merrill Lynch Municipal Strategy Fund, Inc. maintained a neutral posture. The increased volatility in the bond market caused us to concentrate on seeking to enhance tax-exempt income while preserving the Fund's net asset value. The everchanging perception on the economy, and the need for monetary tightening by the Federal Reserve Board, caused large swings in interest rates over this time period. Flexibility enabled us to take advantage of market fluctuations to enhance the Fund's total return. We began purchasing interest-rate sensitive bonds in the middle of January in anticipation of a bond market rally.

The yield on the Fund's Auction Market Preferred Stock averaged approximately 3.45% during the past three months, continuing to benefit Common Stock shareholders. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will diminish and the yield on the Fund's Common Stock will be reduced. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report.)

Looking ahead to the remainder of 1997, we will maintain a constructive posture until the economy shows signs of accelerating. We believe the economy will moderate in the first half of 1997 only to reaccelerate at the end of the year, at which time the Federal Reserve Board may be forced to raise short-term interest rates in an effort to control inflation.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President




(Robert A. DiMella)
Robert A. DiMella
Vice President and Portfolio Manager

March 6, 1997




PORTFOLIO COMPOSITION



For the Quarter Ended January 31,1997


Top Ten States*

New York                                     17.62%
Illinois                                      8.78
Pennsylvania                                  7.88
Florida                                       7.28
Michigan                                      6.25
Colorado                                      5.23
Massachusetts                                 4.99
Indiana                                       4.28
Virginia                                      4.18
Connecticut                                   3.98
                                            -------
Total Top Ten                                70.47

Total Others                                 29.53
                                            -------
Total Portfolio                             100.00%
                                            =======


Net assets as of January 31, 1997 were $124,801,095.



A pie chart depicting quality ratings of the fund's investments.



Quality Ratings*
(Based on Nationally Recognized Rating Services)

AAA/Aaa                                       29%
AA/Aa                                         23%
A/A                                            8%
BBB/Baa                                       28%
BB/Ba                                          4%
NR++                                           8%
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[FN]
 *Based on total market value of the portfolio as of January 31, 1997. ++Not Rated.